Exhibit 99.1

SEPARATION AGREEMENT & GENERAL RELEASE OF CLAIMS

March 29, 2018

Thomas Blair

174 San Carlo Street
San Francisco, CA 94110

RE:  Second Revised Agreement for Separation and General Release of Claims

Dear Mr. Blair:

This Revised Separation Agreement & General Release of Claims (“Agreement”) is by and between Iteris, Inc. (“Iteris” or “Company”) and you, Thomas Blair (“you” or “your”).  Because you are a Section 16 Officer of the Company, your benefits and the terms contained herein are subject to the Company’s Executive Severance Plan (the “Plan”) effective on February 5, 2018, a copy of the Plan is attached hereto for your reference.  Your employment with the Company is terminated effective March 23, 2018 (“Termination Date”), and qualifies as a Qualifying Termination (as defined in the Plan).  This Agreement supersedes and replaces the version of the Agreement you originally received from the Company on March 15, 2018 and the revised version of the Agreement you received from the Company on March 22, 2018.  In consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, you and the Company agree to the terms and conditions contained herein.

This Agreement contains, among other terms, a release that requires your signature, and applies to potential claims and provides certain consideration to you for signing this Agreement in connection with the conclusion of your employment with the Company.  Please read this Agreement carefully as it sets forth the terms of our agreement for the release of claims.  In understanding the terms of this Agreement and your rights, you are advised to consult with an attorney of your choice prior to executing this Agreement. If you agree to its terms after considering them as provided herein, you are asked to sign it and it will be binding upon you provided that you do not revoke this Agreement within the prescribed time period.

You and Iteris specifically acknowledge and agree that this Agreement is a compromise of any and all claims and potential disputed claims described herein.  Iteris and you agree that this Agreement, and performance of the acts required by it, does not constitute, and shall not be construed as, an admission of liability, culpability, negligence or wrongdoing on the part of either party, or any of Company’s Releasees (defined below), and will not be construed as, and does not constitute, a precedent to any other claims.

Effective on the Termination Date, you will no longer have the position of Sr. Vice President and Chief Technology Officer, Agriculture and Weather Analytics, and you will no longer be employed with, Iteris, and, except as otherwise provided in this Agreement, all benefits and privileges end as of the close of business on the Termination Date. As of the date of this Agreement, and except for the obligations created by this Agreement, you acknowledge and agree that you have been paid all compensation to which you are entitled in connection with your employment with the Company, including wages and accrued vacation up to and including the Termination Date; however, you have the following accrued rights that you are entitled in connection with your employment:

(1)                                 For the Company’s FY18 annual cash based bonus plan, you are eligible to earn such cash bonus earned for FY18, subject to the Company’s standard process for such bonus plan.  You will be paid by the Company such cash bonus earned, if any, in accordance with the Company’s distribution process of such cash bonuses to its other employees.  Any cash bonus paid to you is subject to applicable deductions, taxes and authorized after-tax deductions.  Upon the Company’s final determination of your cash bonus earned for FY18, if any, you will receive a notice of such determination as well as the schedule for its payment.

(2)                                 Any equity incentive awards granted to you, including the Restricted Stock Unit Issuance Agreement grant dated March 22, 2017, are subject to their respective award agreement terms.  For purposes of this Agreement and for avoidance of doubt, the first (1st) of the two (2) equal installments of the vesting schedule for the 51,140 restricted stock units (RSU’s) subject to the Restricted Stock Unit Issuance Agreement grant dated March 22, 2017 shall vest prior to the Termination Date.

In consideration for you entering into this Agreement and in accordance with the Plan, you will be eligible for the following benefit(s):

(1)                                 $265,262.40 representing an amount equal to twelve (12) months of your base salary, less applicable payroll deductions, applicable payroll taxes and authorized after-tax deductions. The foregoing amount will be paid in substantially equal installment payments over the twelve (12) months following the Termination Date, payable in accordance with the Company’s normal payroll date after the sixty-first (61st) day following the Termination Date but no earlier than the Effective Date.

(2)                                 Your Health Benefit coverage as an active employee will end effective, March 31, 2018. However, you will be eligible for COBRA Severance (defined below).  If you timely and properly elect continued health insurance coverage under COBRA, the Company will pay your COBRA premiums to continue your group health care coverage (including coverage for eligible dependents and domestic partner, if applicable) (the “COBRA Severance”) at its current level through the period starting on April 1, 2018 and ending on the earliest to occur of (i) March 31, 2019; (ii) the date you become eligible for group health insurance coverage through a new employer; or (iii) the date you (or a dependent, as applicable) cease to be eligible for COBRA continuation coverage for any reason, including plan termination (the “COBRA Payment Period”). In the event you become covered under another employer’s group health plan or otherwise cease to be eligible for COBRA during the COBRA Payment Period, you must notify the Company in writing within two (2) weeks of such event.  Notwithstanding the foregoing, if the Company’s paying or providing COBRA Severance would violate nondiscrimination rules applicable to non-grandfathered plans, or would result in the imposition of penalties under the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, and the related regulations and guidance promulgated thereunder (the “ACA”), the Company shall reform the COBRA Severance in a manner as is necessary to comply with the ACA.

Execution of this Agreement by you shall be a condition precedent to the payment/receipt of any of the foregoing benefit(s) under this Agreement.  Further, provided you do not revoke this Agreement (as described below) and you comply in all material respects with (and continue to comply with) all terms of this Agreement, you will be entitled to the foregoing benefit(s).

Except as set forth below, which identifies claims expressly excluded from this release, in consideration for the benefit(s) set forth above and other consideration, you (on behalf of yourself, your spouse, successors, heirs, and assigns) fully and forever release, discharge, and agree not to sue Iteris or any affiliated companies of Iteris, any Iteris sponsored or established benefit plans, the administrators, fiduciaries, and trustees of any Iteris sponsored or established benefit plans, and the current, former and future officers, directors, shareholders, agents, attorneys, employees and assigns of Iteris, of any affiliated companies of Iteris and of any Iteris sponsored or established benefit plans (the “Releasees”), to the maximum extent permitted by law, from any and all known and unknown, unsuspected and unanticipated claims, liabilities and causes of action of every nature, kind and description, in law, equity or otherwise, that have arisen, occurred or existed at any time up through the Effective Date. The claims which you are releasing include, but are not limited to, those related to your employment with Iteris and your termination of your employment relationship with Iteris. Such claims include, but are not limited to, claims based upon any violation of the Company’s policies and regulations or any written or oral contract or agreement between the Company and you; tort and common law claims including but not limited to claims for wrongful or retaliatory discharge, emotional distress, defamation, slander, libel or false imprisonment, claims for attorneys’ fees, back pay, front pay or reinstatement; claims for penalties of any kind or nature; claims based upon employment discrimination or harassment of any kind or nature, and claims based upon alleged violation of: the Family and Medical Leave Act (FMLA); the Worker Adjustment and Retraining Notification Act; Title VII of the Civil Rights Act of 1964; the Americans with Disabilities Act; the Employee Retirement Income Security Act (ERISA); the Equal Pay Act of 1963; the California Fair Employment and Housing Act; the California Unruh Civil Rights Act; Age Discrimination in Employment Act of 1967, as amended; Older Workers’ Benefit Protection Act, as amended; the California Business and Professions Code; the California Family Rights Act;  the United States, and California Constitutions; state or federal wage and hour laws; and any similar laws of any state or governmental entity.

Similarly, the Company fully and forever releases, discharges, and agrees not to sue you to the maximum extent permitted by law, from any and all known and unknown, unsuspected and unanticipated claims, liabilities and causes of action of every nature, kind and description, in law, equity or otherwise, that have arisen, occurred or existed at any time up through the Effective Date related to your employment with Iteris and your termination of your employment relationship with Iteris.  Such claims include, but are not limited to, all common law claims arising from any contract, whether oral or written, express or implied, promissory estoppel, any tort, including, without limitation, assault, battery, defamation, misrepresentation, intentional interference with contract, or any other statutory and/or common law claim.  Notwithstanding foregoing, the Company does not release and discharge (i) any claims for breach of this Agreement; (ii) any claims under the Confidentiality Agreement, including any claims or rights that exist or may come to exist based on any provisions of the Confidentiality Agreement that continue in force and effect after the Termination Date; or (iii) any payment, provision of benefit or other claim under any applicable employee benefit plan, equity incentive plan or life insurance policy maintained by the Company, in each case which was accrued as of the Termination Date; and (iv) you are not entitled to receive indemnification from the Company for any conduct for which you would not be entitled to receive indemnification pursuant to applicable law.

California law will govern this Agreement, except to the extent preempted by federal law. Accordingly, the parties further waive any rights under Section 1542 of the Civil Code of the State of California or any similar state statute. Section 1542 states:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN TO HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties expressly and knowingly acknowledge that, after the execution of this Agreement, they may discover facts different from or in addition to those that they now know or believe to be true with respect to the claims released in this Agreement. Nonetheless, this Agreement shall be and remain in full force and effect in all respects, notwithstanding such different or additional facts, and the parties intend to fully, finally, and forever settle and release those claims released in this Agreement. In furtherance of such intention, the release given in this Agreement shall be and remain in effect as a full and complete release of such claims, notwithstanding the discovery and existence of any additional different claims and the parties assume the risk of mistakes, and if either party should subsequently discover that any fact relied upon in entering into this Agreement was untrue or that its understanding of the facts or law was incorrect, such party shall not be entitled to set aside this Agreement or the settlement reflected in this Agreement or be entitled to recover any damages on that account.

Please be advised that you are not waiving and releasing Iteris and the other Releasees under this Agreement for all claims. You are not waiving and releasing under this Agreement non-waivable claims you may have by any government agency that is responsible for enforcing a law on behalf of the government and deems such claims not waivable.  For example, you are not waiving the right to file a claim with the EEOC or other government agency or participate in an investigation by the EEOC or other government agency; however, by signing this Agreement you agree to waive any monetary recovery arising out of or related to any such claim.

You represent and warrant that you do not presently believe that you suffer from any work-related injury or illness.

You confirm that you are not aware of any claim, grounds, facts or circumstances that are expected to give rise to any material investigation, material claim or audit by any entity, including but not limited to, any state or federal or non-U.S. government agency, against Iteris in relation to any matter whatsoever arising during your employment at Iteris.

The parties represent and warrant that they have not filed any claims, charges, complaints or actions against the other party or any of the other Releasees, or assigned or transferred any portion of any claim or rights they have or may have to any other person, firm, corporation or any other entity, and that no other person, firm, corporation, or other entity has any lien or interest in any such claim. The parties agree to take any and all steps necessary to insure that no lawsuit arising out of any claim released under this Agreement shall ever be prosecuted by it or on its behalf in any forum, and hereby warrant and covenant that no such action has been filed or shall ever be filed or prosecuted, subject to the exceptions of this Agreement. You also agree, subject to the exceptions of this Agreement, that if any claim is prosecuted in your or its name before any court or administrative agency that you waive and agree not to take any award or other damages from such suit to the extent permissible under applicable law. You further agree to cooperate fully with the Company in the event of a lawsuit or threat of lawsuit arising out of acts and events occurred during your employment with the Company, and will provide reasonable assistance to the Company and its representatives in defense of any claims that may be made against the Company and will provide reasonable assistance to the Company in the prosecution of any claims that may be made by the Company, to the extent that such claims may relate to matters related to your employment with the Company (or any predecessors); provided however, the Company will (x) seek to minimize interruptions to your schedule to the extent consistent with its interests in the matter; and (y) to the extent that any such cooperation exceeds eight (8) hours, the Company shall reimburse you for any reasonable and appropriate out-of-pocket expenses actually incurred by you in connection with such cooperation upon reasonable substantiation of such expenses.

Your signed, accurately dated, and unmodified Agreement must be delivered to the attention of Jeff McDermott,    Sr. VP of Human Resources, c/o Iteris, Inc., 1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705-5551. You may not date the Agreement for a future (or past) date and must send two (2) original copies of this Agreement. To let us know of your agreement of this Agreement, you may send a copy of this Agreement via electronic-mail to jmcdermott@iteris.com; however, you are required to send the two (2) originals as prescribed above in this paragraph.

This Agreement will become effective and enforceable on the eighth (8th) day after your execution of this Agreement provided that you have not revoked it and, provided that you have delivered this Agreement to Iteris, as prescribed in the above paragraph, and Iteris has accepted it (the “Effective Date”). You have twenty-one (21) days from the date you are provided this Agreement within which to review and consider this Agreement. If the executed Agreement is not received on or before midnight of the conclusion of such twenty-one (21) day period, then this Agreement will no longer be open for your acceptance and will be of no further force or effect without any further action by Iteris.

You acknowledge that when the Company presented you with the original draft of this Agreement, you were informed that you had at least (21) twenty-one calendar days within which to consider its terms and to consult with or seek advice from an attorney or any other person of your choosing, provided that you may not sign this Agreement any earlier than the Termination Date.  You further acknowledge that you have consulted with an attorney regarding this Agreement and have considered carefully every provision of this Agreement, and you agree that any changes to the original draft of this Agreement, material or immaterial, will not restart the twenty-one (21) day consideration period.

You have seven (7) days following your execution of this Agreement to revoke this Agreement. You understand that any such revocation must be made in writing and delivered to the attention of Jeff McDermott, Sr. VP of Human Resources, c/o Iteris, Inc., 1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705-5551 on or before midnight on the seventh (7th) day following your execution of this Agreement. Iteris’ obligations to provide severance pay or other benefits under this Agreement does not become final and binding until the expiration of the seven (7) day revocation period and so long as this Agreement has not been revoked during such period. You understand and agree that if the Agreement is revoked by you, this Agreement shall be cancelled and rendered void and of no further force or effect without any further action by Iteris.

Iteris reserves the right after receiving your signed Agreement to reject it and decline to accept it in the event it is untimely or if it is modified by you. In the event the Agreement is rejected or not accepted by Iteris, it will be void and unenforceable.

In executing this Agreement, you acknowledge that you have not relied upon any statement made by Iteris, or any of its representatives or employees, with regard to this Agreement unless the representation is specifically included in this written Agreement. Furthermore, this Agreement contains our entire understanding regarding eligibility for and the payment of the benefits described herein and supersedes any and all prior representations and agreements regarding the subject matter of this Agreement. However, this Agreement does not modify, amend or supersede written Iteris agreements that are consistent with enforceable provisions of this Agreement such as Iteris’ “Associate Confidential Information and Inventions Agreement” dated July 10, 2012 (“Confidentiality Agreement”) and Iteris’ “Arbitration Agreement” dated June 16, 2016 (“Arbitration Agreement”).  Once this Agreement is effective and enforceable, this Agreement can only be changed by another written agreement signed by you and Iteris’ Chief Financial Officer (or his/her designee).

You warrant and represent that you have returned Company property, including identification cards or badges, access codes or devices, keys, laptops, computers, telephones, mobile phones, hand-held electronic devices, credit cards, electronically stored documents or files, physical files, and any other Company property in your possession.

You agree that you will not disclose to others the fact or terms of this Agreement, except that you may disclose such information to your spouse or to your attorney or accountant in order for such individuals to render services to you.

You agree you will not, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity for a period of one (1) year from the Effective Date, solicit, aid or induce any employee, customer, supplier, representative or agent of the Company to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company, or take any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, customer, supplier, representative or agent.

At no time for a period of three (3) years following your Termination Date shall you or the Company, directly or indirectly, disparage the other, including your performance, the Releasees or any of the Company’s or applicable Releasees’s respective past or present performance, products, services, agents, representatives, directors, officers, shareholders, attorneys, employees, vendors, customers, affiliates, successors or assigns, or any person acting by, through, under or in concert with any of them.  Without limiting the generalities of the foregoing and for purposes of avoidance of doubt, statements may be written or oral and, includes without limitation anonymous statements or positions on social media or other electronic media of any kind.  Notwithstanding the foregoing, nothing in this provision or other provisions of this Agreement shall be construed or otherwise interpreted to limit you or the Company from making any truthful statements to the extent (i) made to advisors, including legal counsel, that are under a contractual or other legal obligation to preserve the confidentiality of such statements; (ii) required by applicable law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with jurisdiction over such person; (iii) necessary with respect to any litigation, arbitration or mediation involving this Agreement, including, but not limited to, the enforcement of this Agreement; (iv) necessary in cooperation with any government regulatory or enforcement agency investigation; (v) communication with any government regulatory or enforcement agency regarding a potential violation of any law or regulation; (vi) in cooperation with any reasonable requests by the Company; or (vii) necessary to rebut untruthful public statements made about you or the Company.

You hereby acknowledge that you are and continue to be bound by the Confidentiality Agreement, and that the Confidentiality Agreement inures to the benefit of the Company to the same extent as set forth in this Agreement, and that as a result of your employment with the Company you have had access to the Company’s confidential information, that you will hold all confidential information in strictest confidence and that you will not make use of such confidential information on behalf of anyone.

Any controversy or any claim arising out of or relating to the interpretation, enforceability or breach of this Agreement shall be settled by arbitration in accordance with Iteris’ Arbitration Agreement, a copy of which you acknowledge having previously received and agreed to. If for any reason this Arbitration Agreement is not enforceable, Iteris and you agree to arbitration under the employment arbitration rules and procedures of JAMS (which can be found at http://www.jamsadr.com) or any successor hereto. The parties further agree that, except as set forth in the following paragraph, the arbitrator shall not be empowered to add to, subtract from, or modify, alter or amend the terms of this Agreement. Any applicable arbitration rules, agreement or policy shall be interpreted in a manner so as to ensure their enforceability under applicable state or federal law.

Should any provision of this Agreement be determined by an arbitrator or a court of competent jurisdiction to be wholly or partially invalid or unenforceable, the legality, validity and enforceability of the remaining parts, terms, or provisions are intended to remain in full force and effect.

Without intending to limit the remedies available to the Company, you acknowledge that a breach of provisions related to confidentiality, non-solicitation, return of Company property, your cooperation with the Company, or non-disparagement may result in the material and irreparable injury to the Company, or their respective affiliates or subsidiaries, for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such breach or threat: (a) the Company shall be entitled to a temporary restraining order and/or a preliminary or permanent injunction; and (ii) any remaining benefits due to you hereunder shall be forfeited.  If for any reason it is held that the restrictions subject to this provision are not reasonable or that consideration therefor is inadequate, such restrictions shall be interpreted or modified to include as much of the duration and/or scope in order to render such restriction(s) valid and enforceable.

This Agreement is personal to you and may not be assigned by you. All payments and benefits to be provided to you shall be made to your estate in the event of your death prior to your receipt thereof. This Agreement shall inure to the benefit of and shall be binding upon the heirs, successors, and assigns of the parties hereto and each of them. In the case of the Company, this Agreement is intended to release and inure to the benefit of the Company and the other Releasees.

The terms of this Agreement are contractual, not a mere recital, and are the result of negotiations between the parties of this Agreement. Accordingly, no Party shall be deemed to be the drafter of this Agreement. Each Party shall bear its own costs, attorneys’ fees, and other fees incurred in connection with the negotiation and preparation of this Agreement.

This Agreement may be executed via facsimile or other electronic format (i.e., via email in a portable document format (PDF) or similar format) in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument, binding on the parties to this Agreement.

We wish you the best in your future endeavors.

ITERIS, INC.

/S/ JEFF MCDERMOTT

Jeff McDermott
Sr. VP of Human Resources

YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE CAREFULLY READ, UNDERSTOOD, AND VOLUNTARILY SIGNED THIS AGREEMENT, THAT YOU HAVE HAD A SUFFICIENT OPPORTUNITY TO CONSULT WITH AN ATTORNEY OF YOUR CHOICE, AND THAT YOU SIGN THIS AGREEMENT WITH THE INTENT OF RELEASING THE COMPANY AND THE RELEASEES FROM ANY AND ALL CLAIMS AS OF THE DATE OF YOUR SIGNATURE BELOW.

ACCEPTED BY AND AGREED TO:

/S/ THOMAS N. BLAIR
Your Signature

THOMAS N. BLAIR
Thomas Blair

April 1, 2018
Date